SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): July 1, 1997


                          SPECIALTY CARE NETWORK, INC.
                 (Exact Name of Registrant Specified in Charter)


          Delaware                     0-22019                   62-1623449
       ---------------            ----------------          -------------------
       (State or Other            (Commission File            (I.R.S. Employer
       Jurisdiction of                 Number)              Identification No.)
       Incorporation)



        44 Union Boulevard, Suite 600
             Lakewood, Colorado                                   80228
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  (Address of Principal Executive Offices)                      (Zip Code)




       Registrant's telephone number, including area code: (303) 716-0041
                                                           --------------


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 2.           Acquisition or Disposition of Assets.

         On July 1, 1997, Specialty Care Network, Inc. (the "Company") acquired, through merger, substantially all of the assets and certain liabilities (the "SNG Merger") of Southeastern Neurology Group, P.C., a Virginia professional corporation ("SNG"), pursuant to the terms of a Merger Agreement, dated June 30, 1997, among the Company, SNG, Robert B. Hansen, M.D., Vernon H. Kirk, Jr., M.D. and Arthur R. Sonberg, M.D. (the "SNG Merger Agreement"). SNG was a 16 physician neurology/physiatry group with its headquarters in Portsmouth, Virginia and five additional offices in the Portsmouth, Virginia area. In connection with the SNG Merger, the common stock of SNG was exchanged for aggregate consideration of approximately $3,300,000 consisting of approximately $1,955,000 in cash and 120,155 shares of Company Common Stock, valued at $11.2125 per share pursuant to the terms of the SNG Merger Agreement. In addition to the consideration paid to the SNG shareholders, the Company also paid $69,000 in cash and issued 4,102 shares of Company Common Stock to an administrator to the practice as consideration for services rendered to SNG by such third party in connection with the SNG Merger. The Company used its available funds to pay the cash portion of the consideration paid for the assets pursuant to the SNG Merger Agreement. The assets acquired from SNG pursuant to the SNG Merger include certain equipment used by SNG in the practice of medicine. In connection with the SNG Merger, the Company entered into a service agreement with Southeastern Neurology Group II, P.C., a new practice formed by the former shareholders of SNG, pursuant to which the Company has agreed to provide management, administrative and development services to the new practice. The Company will make available to the new practice the equipment it acquired in the SNG Merger.

         On July 1, 1997, the Company acquired, through merger, substantially all of the assets and certain liabilities (the "OSL Merger") of Orthopaedic Surgery, Ltd., a Virginia professional corporation ("OSL"), pursuant to the terms of a Merger Agreement, dated June 30, 1997, among the Company, OSL, J.C.P. Collier, Jr., M.D., Richard D. Knauft, M.D., Wayne T. Johnson, M.D., Ernesto Luciano-Perez, M.D. and Mark B. Kerner, M.D. (the "OSL Merger Agreement"). OSL was an orthopaedic practice located in Portsmouth, Virginia. In connection with the OSL Merger, the common stock of OSL was exchanged for aggregate consideration of approximately $5,945,000 consisting of approximately $2,135,000 in cash and 339,839 shares of Company Common Stock, valued at $11.2125 per share pursuant to the terms of the OSL Merger Agreement. In addition to the consideration paid to the OSL shareholders, the Company also paid $120,000 in cash and issued 6,920 shares of Company Common Stock to an administrator to the practice as consideration for services rendered to OSL by such third party in connection with the OSL Merger. In connection with the OSL Merger, the Company granted one physician associated with OSL the right, until June 30, 1998, to require the Company to purchase 74,844 of the 159,643 shares of Company Common Stock issued to such physician as consideration for the OSL Merger at a purchase price equal to $11.2125 per share. The Company used its available funds to pay the cash portion of the consideration paid for assets pursuant to the OSL Merger Agreement. The assets acquired from OSL pursuant to the OSL Merger include certain equipment used by OSL on the practice of orthopaedic medicine. In connection with the OSL Merger, the Company entered into a service agreement with Orthopaedic Surgery Centers, P.C. II, a new orthopaedic practice formed by the former shareholders of OSL, pursuant to which the Company has agreed to provide management, administrative and development services to the

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new practice. The Company will make available to the new practice the equipment it acquired in the OSL Merger.

         On July 3, 1997, the Company acquired: (i) substantially all of the assets and certain liabilities (the "NCS&A Merger") of Neal C. Small, M.D. & Associates, P.A., a Texas professional association ("NCS&A"), pursuant to the terms of a Merger Agreement, dated July 3, 1997, among the Company, NCS&A, Neal
C. Small, M.D. ("Dr. Small") and Alexander I. Glogau, M.D. ("Dr. Glogau") (the "NCS&A Merger Agreement"); (ii) substantially all of the assets and certain liabilities (the "NCS Merger") of Neal C. Small, M.D., P.A., a Texas professional association ("NCS"), pursuant to the terms of a Merger Agreement, dated July 3, 1997, among the Company, NCS and Dr. Small ("NCS Merger Agreement"); and (iii) substantially all of the assets and certain liabilities (the "AIG Merger") of Alexander I. Glogau, M.D., P.A., a Texas professional association ("AIG"), pursuant to the terms of a Merger Agreement, dated July 3, 1997, among the Company, AIG, and Dr. Glogau ("AIG Merger Agreement"). NCS&A was a three physician orthopaedic and sports medicine group with its headquarters in Plano, Texas. NCS was a one physician orthopaedic and sports medicine practice with its headquarters in Plano, Texas. AIG was a one physician orthopaedic and sports medicine practice with its headquarters in Plano, Texas. In the NCS&A Merger, the aggregate consideration paid by the Company was approximately $1,476,000 consisting of approximately $405,000 in cash and 90,780 shares of Company Common Stock valued at $11.75 per share pursuant to the terms of the NCS&A Merger Agreement. In the NCS Merger, the aggregate consideration paid by the Company was approximately $1,070,000 consisting of 90,780 shares of Company Common Stock valued at $11.75 per share pursuant to the terms of the NCS&A Merger Agreement. In the AIG Merger, the aggregate consideration paid by the Company was approximately $1,476,000 consisting of approximately $405,000 in cash and 90,780 shares of Company Common Stock valued at $11.75 per share pursuant to the terms of the AIG Merger Agreement. The Company used its available funds to pay the cash portion of the consideration paid pursuant to the NCS&A Merger Agreement, NCS Merger Agreement and AIG Merger Agreement. The assets acquired from NCS&A, NCS and AIG include certain equipment used by NCS&A, NCS and AIG, respectively, in the practice of orthopaedic and sports medicine. In connection with the NSC&A Merger, NCS Merger and AIG Merger, the Company entered in a service agreement with Associated Orthopaedics & Sports Medicine, P.A., a new practice formed by Dr. Small and Dr. Glogau, pursuant to which the Company has agreed to provide management, administrative and development services to the new practice. The Company will make available to the new practice the equipment acquired in the NCS&A Merger, NCS Merger and AIG Merger.

         On July 3, 1997, the Company acquired substantially all of the assets and certain liabilities (the "AAII Acquisition") of Associated Arthroscopy Institute, Inc., a Texas corporation ("AAII"), pursuant to the terms of an Asset Purchase Agreement, dated July 3, 1997, among the Company, AAII, Dr. Glogau and Dr. Small (the "AAII Agreement"). AAII owned and operated an ambulatory surgery center in Plano, Texas. Pursuant to the terms of the AAII Agreement, the Company paid an aggregate consideration of approximately $2,290,000 in cash. The Company used its available funds to pay for the assets. In connection with the AAII Acquisition, the Company entered into a service agreement with AAII pursuant to which the Company has agreed to provide management, administrative and development services to AAII. The Company will make available to AAII the equipment it acquired in the AAII Acquisition.


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         On July 3, 1997, the Company acquired substantially all of the assets and certain liabilities (the "APT Acquisition") of Access Medical Supply, Inc. d/b/a Associated Physical Therapy, a Texas corporation ("APT"), pursuant to the terms of an Asset Purchase Agreement, dated July 3, 1997, among the Company, APT, Dr. Glogau and Dr. Small (the "APT Agreement"). APT owned and operated a physical therapy center in Plano, Texas. Pursuant to the terms of the APT Agreement, the Company paid an aggregate consideration of approximately $1,510,000 in cash. The Company used its available funds to pay for the assets. In connection with the APT Acquisition, the Company entered into a service agreement with APT pursuant to which the Company has agreed to provide management, administrative and development services to APT. The Company will make available to APT the equipment it acquired in the APT Acquisition.

         On July 3, 1997, the Company acquired substantially all of the assets and certain liabilities (the "AOR Acquisition") of Allied Health Services, P.A. d/b/a Associated Occupational Rehabilitation, a Texas professional association ("AOR"), pursuant to the terms of an Asset Purchase Agreement, dated July 3, 1997, among the Company, AOR and Dr. Small (the "AOR Agreement"). AOR owned and operated an occupational therapy center in Plano, Texas. Pursuant to the terms of the AOR Agreement, the Company paid an aggregate consideration of approximately $430,000 in cash. The Company used its available funds to pay for the assets. In connection with the AOR Acquisition, the Company entered into a service agreement with AOR pursuant to which the Company has agreed to provide management, administrative and development services to AOR. The Company will make available to AOR the equipment it acquired in the AOR Acquisition.

         On July 7, 1997, the Company acquired, by asset purchase, certain assets of (the "PPTC Purchase") of Ortho-Associates, P.A. d/b/a
Park Place Therapeutic Center, a Florida professional service corporation ("PPTC"), pursuant to the terms of an Asset Purchase Agreement, dated July 7, 1997, by and among the Company, PPTC, Martin E. Hale, M.D., Alan M. Lazar, M.D. and Martin M. May, M.D. (the "PPTC Agreement"). PPTC is an orthopaedic practice with locations in Plantation, Florida and Tamarac, Florida. In connection with the PPTC Purchase, certain assets (excluding existing accounts receivable) were acquired for aggregate consideration of approximately $16,525,000, consisting of approximately $16,000,000 in cash and the balance consisting of warrants to purchase, in the aggregate, 544,681 shares of Company Common Stock at an exercise price of $14.6875 per share. In addition, the Company paid a finders fee of $500,000 in connection with the PPTC purchase. The Company used approximately $2,300,000 of its available funds and $13,700,000 of its line of credit to pay for the assets. The assets acquired from PPTC pursuant to the PPTC Purchase include certain equipment used by PPTC in the practice of orthopaedic medicine. In connection with the PPTC Purchase, the Company entered into a Service Agreement with PPTC, pursuant to which the Company has agreed to provide management, administrative and development services to the practice. The Company will make available to the practice the equipment it acquired in the PPTC Purchase.


Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.

   (b)    Pro Forma Financial Information (unaudited).


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          To be filed on Form 8-K/A as soon as practicable, but not
          later than 60 days after this Form 8-K is filed.

   (c)    Exhibits.

          2.1 Merger Agreement, dated June 30, 1997, by and among the Company, SNG, Robert B. Hanson, M.D., Vernon H. Kirk, Jr., M.D. and Arthur R. Sonberg, M.D.

          2.2 Merger Agreement, dated June 30, 1997, by and among the Company, OSL, J.C.P. Collier, Jr., M.D., Richard D. Knauft, M.D.,
                Wayne T. Johnson, M.D., Ernesto Luciano-Perez, M.D. and Mark B. Kerner, M.D.

          2.3 Merger Agreement, dated July 3, 1997, by and among the Company, NSC&A, Dr. Small and Dr. Glogau.

          2.4 Merger Agreement, dated July 3, 1997, by and among the Company, NCS and Dr. Small.

          2.5 Merger Agreement, dated July 3, 1997, by and among the Company, AIG and Dr. Glogau.

          2.6 Asset Purchase Agreement, dated July 3, 1997, by and among the Company AAII, Dr. Glogau and Dr. Small.

          2.7 Asset Purchase Agreement, dated July 3, 1997, by and among the Company, APT, Dr. Glogau and Dr. Small.

          2.8 Asset Purchase Agreement, dated July 3, 1997, by and among the Company, AOR and Dr. Small.

          2.9 Asset Purchase Agreement, dated July 7, 1997 by and among, the Company, PPTC, Martin E. Hale, M.D., Alan M. Lazar, M.D. and Martin M. May, M.D.


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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          SPECIALTY CARE NETWORK, INC.
                                                   (Registrant)


                                          By: \s\ D. Paul Davis
                                             -----------------------------------
                                             D. Paul Davis
                                             Senior Vice President of
                                             Finance/Controller


Dated:  July 16, 1997



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                                  EXHIBIT INDEX

 Exhibit
 Number                             Description
 -------                            ------------

   2.1 Merger Agreement, dated June 30, 1997, by and among the Company, SNG, Robert B. Hanson, M.D., Vernon H. Kirk, Jr., M.D. and Arthur R. Sonberg, M.D.*

   2.2 Merger Agreement, dated June 30, 1997, by and among the Company, OSL, J.C.P. Collier, Jr., M.D., Richard D. Knauft, M.D., Wayne T. Johnson, M.D., Ernesto Luciano-Perez, M.D. and Mark B. Kerner, M.D.*

   2.3 Merger Agreement, dated July 3, 1997, by and among the Company, Neal C. Small, M.D. & Associates, P.A., Neal C. Small, M.D. and Alexander I. Glogau, M.D.*

   2.4 Merger Agreement, dated July 3, 1997, by and among the Company, Neal C. Small, M.D., P.A. and Neal C. Small, M.D.*

   2.5 Merger Agreement, dated July 3, 1997, by and among the Company, Alexander I. Glogau, M.D., P.A. and Alexander I. Glogau, M.D.*

   2.6 Asset Purchase Agreement, dated July 3, 1997, by and among the Company Associated Arthroscopy Institute, Inc., Alexander I. Glogau, M.D. and Neal C. Small, M.D.*

   2.7 Asset Purchase Agreement, dated July 3, 1997, by and among the Company, Access Medial Supply, Inc. d/b/a/ Associated Physical Therapy, Alexander I. Glogau, M.D. and Neal C. Small, M.D.*

   2.8 Asset Purchase Agreement, dated July 3, 1997, by and among the Company, Allied Health Services, P.A. d/b/a/ Associated Occupational Rehabilitation and Neal C. Small, M.D.*

   2.9 Asset Purchase Agreement, dated July 7, 1997 by and among, the Company, Ortho-Associates, P.A. d/b/a/ Park Place Therapeutic Center, Martin E. Hale, M.D., Alan M. Lazar, M.D. and Martin M. May, M.D.*

----------------
* The exhibits and schedules to this document (which are either listed in the table of contents or following the document) have been omitted. The Company agrees to furnish supplementally a copy of any of the omitted exhibits to the Securities and Exchange Commission upon request.



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